Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                FEBRUARY 18, 2004

                       AMERICAN NATURAL ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)


OKLAHOMA                                  0-18596                     73-1605215
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(State or other jurisdiction      (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)


               7030 SOUTH YALE - SUITE 404, TULSA, OKLAHOMA 74136
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 481-1440
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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of businesses acquired. None required.

         (b) Pro forma financial information. None required.

         (c) Exhibits:

                  EXHIBIT NUMBER                 DESCRIPTION OF DOCUMENT
             -------------------------    --------------------------------------
                      99.1                Press Release dated February 18, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERICAN NATURAL ENERGY CORPORATION



Dated:  February 18, 2004                    By:   /s/ Michael K. Paulk
                                                   ---------------------------
                                                   Michael K. Paulk, President



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